INSURANCE (Tables)	12 Months Ended
Dec. 31, 2018
INSURANCE
Schedule of types of insurance

Type	Scope	2018	2017
Equity	Inventories and property, plant and equipment items are insured against fire, electrical damage, explosion, machine breakage and overflow (leakage of material in fusion state).	64,676,890	57,062,113
Business Interruption	Net income plus fixed expenses	6,610,851	6,464,512
Civil Liability	Industrial operations	627,718	535,896